                                                                               .
                                                                               .
                                                                               .

                                                            EXHIBIT K-1 (Part 1)
                                                              File No. 070-10299



                                                         Type of Business(1)
-------------------------------------------------------------------------------

CenterPoint Energy, Inc.                                 Holding Co.
-------------------------------------------------------------------------------
                                                         Intermediate Holding
  Utility Holding, LLC                                   Co.
-------------------------------------------------------------------------------
    CenterPoint Energy Funding Company                   Financing Co.
-------------------------------------------------------------------------------
                                                         Transmission &
    CenterPoint Energy Houston Electric, LLC             Distribution Utility
-------------------------------------------------------------------------------
      CenterPoint Energy Transition Bond
        Company, LLC                                     Financing Co.
-------------------------------------------------------------------------------
      CenterPoint Energy Transition Bond
        Company II, LLC                                  Financing Co.
-------------------------------------------------------------------------------
      Houston Industries FinanceCo GP, LLC               Inactive
-------------------------------------------------------------------------------
      Houston Industries FinanceCo LP                    Inactive
-------------------------------------------------------------------------------
    CenterPoint Energy Service Company, LLC              Service Company
-------------------------------------------------------------------------------
      CenterPoint Energy Avco Holdings, LLC              Financing Co.
-------------------------------------------------------------------------------
    CenterPoint Energy Investment Management, Inc.       Financing Co.
-------------------------------------------------------------------------------
    CenterPoint Energy Power Systems, Inc.               Non-utility
-------------------------------------------------------------------------------
    CenterPoint Energy Products, Inc.                    Non-utility
-------------------------------------------------------------------------------
    CenterPoint Energy Properties, Inc.                  Non-utility
-------------------------------------------------------------------------------
    CenterPoint Energy Tegco, Inc.                       Inactive
-------------------------------------------------------------------------------
    HL&P Capital Trust I                                 Inactive
-------------------------------------------------------------------------------
    HL&P Capital Trust II                                Financing Co.
-------------------------------------------------------------------------------
    NorAm Energy Corp.                                   Inactive
-------------------------------------------------------------------------------
    REI Trust I                                          Inactive
-------------------------------------------------------------------------------
                                                         Intermediate Holding
    Texas Genco Holdings, Inc.                           Co.
-------------------------------------------------------------------------------
                                                         Intermediate Holding
        Texas Genco GP, LLC                              Co.
-------------------------------------------------------------------------------
                                                         Intermediate Holding
        Texas Genco LP, LLC                              Co.
-------------------------------------------------------------------------------
          Texas Genco, LP                                EWG
-------------------------------------------------------------------------------
    Utility Rail Services, Inc.                          Inactive
-------------------------------------------------------------------------------
    Block 368 GP, LLC                                    Inactive
-------------------------------------------------------------------------------
    Block 368, LP                                        Inactive
-------------------------------------------------------------------------------
    CenterPoint Energy, Inc. (a Delaware Company)        Inactive
-------------------------------------------------------------------------------
    CenterPoint Energy Resources Corp.                   Natural gas utility
-------------------------------------------------------------------------------
      ALG Gas Supply Company                             Inactive
-------------------------------------------------------------------------------



                                                     Nature of Business (2)
--------------------------------------------------------------------------------------------------------------------------
CenterPoint Energy, Inc.                             Parent company,
--------------------------------------------------------------------------------------------------------------------------
                                                     Intermediate holding company created during Restructuring to
  Utility Holding, LLC                               hold direct subsidiaries.
--------------------------------------------------------------------------------------------------------------------------
                                                     Created to ensure the funds made available by CenterPoint
                                                     Energy for the purpose of financing acquisition, ownership or operation of foreign utility companies was in compliance with
    CenterPoint Energy Funding Company               the 1935 Act..
--------------------------------------------------------------------------------------------------------------------------
                                                     Provides electric transmission and distribution services to retail
    CenterPoint Energy Houston Electric, LLC         electric providers in Houston, Texas and the surrounding area.
--------------------------------------------------------------------------------------------------------------------------
                                                     Securitized regulatory assets and other qualified costs and issued Transition Bonds to recover $740 million of generation-
      CenterPoint Energy Transition Bond             related regulatory assets and $10.7 million of costs related to
        Company, LLC                                 the issuance and servicing of the bonds.
--------------------------------------------------------------------------------------------------------------------------
      CenterPoint Energy Transition Bond             A financing entity; will issue bonds to securitize the balance
      Company II, LLC                                determined by PUC in Docket 30485
--------------------------------------------------------------------------------------------------------------------------
      Houston Industries FinanceCo GP, LLC           Company has no current activity/operations.
--------------------------------------------------------------------------------------------------------------------------
      Houston Industries FinanceCo LP                Company has no current activity/operations.
--------------------------------------------------------------------------------------------------------------------------
                                                     Provides services, including Executive Management, Finance,
                                                     Human Resources, Legal, Shared Services, and Information
                                                     Technology, etc. to CenterPoint Energy, Inc. and its
    CenterPoint Energy Service Company, LLC          subsidiaries
--------------------------------------------------------------------------------------------------------------------------
    CenterPoint Energy Avco Holdings, LLC            Owns the corporate aircraft purchased in 2003.
--------------------------------------------------------------------------------------------------------------------------
    CenterPoint Energy Investment Management, Inc.   Owns the Time Warner stock.
--------------------------------------------------------------------------------------------------------------------------
    CenterPoint Energy Power Systems, Inc.           Company has no current activity/operations.
--------------------------------------------------------------------------------------------------------------------------
    CenterPoint Energy Products, Inc.                Company formerly sold various products.
--------------------------------------------------------------------------------------------------------------------------
                                                     Owns CNP Tower, ECDC, Regency Garage and other property.
                                                     Cushman and Wakefield, a property management company,
    CenterPoint Energy Properties, Inc.              manages much of the property for CenterPoint Energy.
--------------------------------------------------------------------------------------------------------------------------
    CenterPoint Energy Tegco, Inc.                   Company has no current activity/operations.
--------------------------------------------------------------------------------------------------------------------------
    HL&P Capital Trust I                             Company has no current activity/operations.
--------------------------------------------------------------------------------------------------------------------------
                                                     Holds Jr. Debentures of CNP Inc (intercompany) of $103
                                                     million, and has issued Trust Preferred Securities ($100 million currently outstanding). Income impacts result from dividends on
                                                     Trust Preferred Securities and intercompany interest on Jr.
    HL&P Capital Trust II                            Debentures.
--------------------------------------------------------------------------------------------------------------------------
                                                     Formed to protect "NorAm" name. Has no current
    NorAm Energy Corp.                               activity/operations.
--------------------------------------------------------------------------------------------------------------------------
    REI Trust I                                      Company has no current activity/operations.
--------------------------------------------------------------------------------------------------------------------------
                                                     Parent company of Texas Genco LP LLC and Texas Genco GP
    Texas Genco Holdings, Inc.                       LLC
--------------------------------------------------------------------------------------------------------------------------
        Texas Genco GP, LLC                          General partner of Texas Genco, LP.
--------------------------------------------------------------------------------------------------------------------------
        Texas Genco LP, LLC                          Limited partner of Texas Genco, LP
--------------------------------------------------------------------------------------------------------------------------
          Texas Genco, LP                            Owned electric generating assets.
--------------------------------------------------------------------------------------------------------------------------
    Utility Rail Services, Inc.                      Company has no current activity/operations.
--------------------------------------------------------------------------------------------------------------------------
    Block 368 GP, LLC                                Company has no current activity/operations.
--------------------------------------------------------------------------------------------------------------------------
    Block 368, LP                                    Company has no current activity/operations.
--------------------------------------------------------------------------------------------------------------------------
                                                     Formed to protect "CenterPoint Energy" name. Has no current
    CenterPoint Energy, Inc. (a Delaware Company)    activity/operations.
--------------------------------------------------------------------------------------------------------------------------
                                                     Owns gas distribution systems and, through subsidiaries,
                                                     interstate and intrastate pipeline companies, gathering system
    CenterPoint Energy Resources Corp.               and markets natural gas.
--------------------------------------------------------------------------------------------------------------------------

      ALG Gas Supply Company                         Company has no current activity/operations.
--------------------------------------------------------------------------------------------------------------------------



                                                     TYPE OF BUSINESS(1)
---------------------------------------------------------------------------
      Allied Materials Corporation                   Non-utility
---------------------------------------------------------------------------
      Arkansas Louisiana Finance Corporation         Non-utility
---------------------------------------------------------------------------
      Arkla Industries Inc.                          Non-utility
---------------------------------------------------------------------------
      Arkla Products Company                         Inactive
---------------------------------------------------------------------------
      CenterPoint Energy Alternative Fuels, Inc.     Non-utility
---------------------------------------------------------------------------
      CenterPoint Energy Consumer Group, Inc.        Inactive
---------------------------------------------------------------------------
      CenterPoint Energy Field Services, Inc.        Non-utility
---------------------------------------------------------------------------
        CenterPoint Energy Field Services
          Holdings, Inc.                             Inactive
---------------------------------------------------------------------------
        CenterPoint Energy Gas Processing, Inc.      Non-utility
---------------------------------------------------------------------------
          Waskom Gas Processing Company              Non-utility
---------------------------------------------------------------------------
      CenterPoint Energy Gas Receivables, LLC        Financing Co.
---------------------------------------------------------------------------
      CenterPoint Energy Gas Transmission Company    Non-utility
---------------------------------------------------------------------------
      CenterPoint Energy Hub Services, Inc.          Inactive
---------------------------------------------------------------------------
      CenterPoint Energy - Illinois Gas
        Transmission Company                         Non-utility
---------------------------------------------------------------------------
      CenterPoint Energy Intrastate Holdings, LLC    Non-utility
---------------------------------------------------------------------------
        Pine Pipeline Acquisition Company, LLC       Non-utility
---------------------------------------------------------------------------

      CenterPoint Energy Gas Services, Inc.          Non-utility
---------------------------------------------------------------------------
          CenterPoint Energy Retail
            Interests, Inc.                          Inactive
---------------------------------------------------------------------------
      CenterPoint Energy - Mississippi River
        Transmission Corporation                     Non-utility
---------------------------------------------------------------------------
        CenterPoint Energy MRT Holdings, Inc.        Inactive
---------------------------------------------------------------------------
        CenterPoint Energy MRT Services Company      Non-utility
---------------------------------------------------------------------------
      CenterPoint Energy Pipeline Services, Inc.     Non-utility
---------------------------------------------------------------------------
        CenterPoint Energy OQ, LLC                   Non-utility
---------------------------------------------------------------------------
          OQ Partners, a general partnership         Non-utility
---------------------------------------------------------------------------
      CenterPoint Energy Trading and
        Transportation Group, Inc.                   Inactive
---------------------------------------------------------------------------
      Entex Gas Marketing Company                    Inactive
---------------------------------------------------------------------------
      Entex NGV, Inc.                                Inactive
---------------------------------------------------------------------------
      Entex Oil & Gas Company                        Inactive
---------------------------------------------------------------------------
      Intex, Inc                                     Inactive
---------------------------------------------------------------------------
      CenterPoint Energy Intrastate
        Pipelines, Inc.                              Non-utility
---------------------------------------------------------------------------
      Minnesota Intrastate Pipeline Company          Non-utility
---------------------------------------------------------------------------
      National Furnace Company                       Non-utility
---------------------------------------------------------------------------



                                                     NATURE OF BUSINESS (2)
--------------------------------------------------------------------------------------------------------------------------
                                                     Was formerly engaged in manufacturing. Current operations of the company are remediation of environmental matters in
      Allied Materials Corporation                   Oklahoma.
--------------------------------------------------------------------------------------------------------------------------
                                                     Is currently being used to account for the receivables from customers who have financed appliances through Arkla. The
                                                     company is no longer making new loans, but there are several
      Arkansas Louisiana Finance Corporation         years left on existing loans.
--------------------------------------------------------------------------------------------------------------------------
                                                     Previously manufactured appliances and now handles recall
      Arkla Industries Inc.                          issues.
--------------------------------------------------------------------------------------------------------------------------
      Arkla Products Company                         Company has no current activity/operations.
--------------------------------------------------------------------------------------------------------------------------
                                                     Formed for the purpose of establishing commercial retail outlets
      CenterPoint Energy Alternative Fuels, Inc.     to promote, market, distribute, and sell compressed natural gas.
--------------------------------------------------------------------------------------------------------------------------
      CenterPoint Energy Consumer Group, Inc.        Company has no current activity/operations.
--------------------------------------------------------------------------------------------------------------------------
      CenterPoint Energy Field Services, Inc.        A natural gas gathering company.
--------------------------------------------------------------------------------------------------------------------------
        CenterPoint Energy Field Services
          Holdings, Inc.                             Company has no current activity/operations.
--------------------------------------------------------------------------------------------------------------------------
        CenterPoint Energy Gas Processing, Inc.      Owns an interest in a natural gas processing plant.
--------------------------------------------------------------------------------------------------------------------------
                                                     General partnership between CenterPoint Energy Gas
                                                     Processing and Prism Gas Systems, Inc. and owns a gas
          Waskom Gas Processing Company              processing plant in Harrison County, Texas.
--------------------------------------------------------------------------------------------------------------------------
                                                     A bankruptcy remote subsidiary that purchases customer
                                                     accounts receivable from CERC affiliates and sells some of
      CenterPoint Energy Gas Receivables, LLC        these receivables to an outside party.
--------------------------------------------------------------------------------------------------------------------------
      CenterPoint Energy Gas Transmission Company    Interstate natural gas pipeline.
--------------------------------------------------------------------------------------------------------------------------
      CenterPoint Energy Hub Services, Inc.          Company has no current activity/operations.
--------------------------------------------------------------------------------------------------------------------------
      CenterPoint Energy - Illinois Gas
        Transmission Company                         Intrastate natural gas pipeline in Illinois.
--------------------------------------------------------------------------------------------------------------------------
                                                     Holding company for our investment interest in Pine Pipeline
      CenterPoint Energy Intrastate Holdings, LLC    Partnership.
--------------------------------------------------------------------------------------------------------------------------
                                                     A partnership owned 81.4% by CNP and 18.6% by subsidiary
                                                     of Atmos Energy, Louisiana Gas Services. The partnership
        Pine Pipeline Acquisition Company, LLC       owns a intrastate pipeline in Louisiana.
--------------------------------------------------------------------------------------------------------------------------
                                                     Markets natural gas and related services to commercial and
      CenterPoint Energy Gas Services, Inc.          industrial customers.
--------------------------------------------------------------------------------------------------------------------------
        CenterPoint Energy Retail Interests, Inc.    Company has no current activity/operations.
--------------------------------------------------------------------------------------------------------------------------
      CenterPoint Energy - Mississippi River
        Transmission Corporation                     Interstate natural gas pipeline.
--------------------------------------------------------------------------------------------------------------------------
        CenterPoint Energy MRT Holdings, Inc.        Company has no current activity/operations.
--------------------------------------------------------------------------------------------------------------------------
                                                     Its sole purpose is the ownership of a canal, which carries inlet water to generating plants in California. The Company is to be
        CenterPoint Energy MRT Services Company      divested.
--------------------------------------------------------------------------------------------------------------------------
                                                     Offers engineering, project management, construction
                                                     management, pipeline operation and other turn-key
      CenterPoint Energy Pipeline Services, Inc.     construction and project management solutions for companies.
--------------------------------------------------------------------------------------------------------------------------
        CenterPoint Energy OQ, LLC                   Owns 50% partnership interest in OQ Partners .
--------------------------------------------------------------------------------------------------------------------------
                                                     Developing & marketing training modules for operator
          OQ Partners, a general partnership         qualification rule compliance and record keeping.
--------------------------------------------------------------------------------------------------------------------------
      CenterPoint Energy Trading and
        Transportation Group, Inc.                   Company has no current activity/operations.
--------------------------------------------------------------------------------------------------------------------------
                                                     Company has no current activity/operations. Company is being
      Entex Gas Marketing Company                    dissolved.
--------------------------------------------------------------------------------------------------------------------------
      Entex NGV, Inc.                                Company has no current activity/operations.
--------------------------------------------------------------------------------------------------------------------------
      Entex Oil & Gas Company                        Company has no current activity/operations.
--------------------------------------------------------------------------------------------------------------------------
                                                     Company has no current activity/operations. Formed to hold
      Intex, Inc                                     name.
--------------------------------------------------------------------------------------------------------------------------
      CenterPoint Energy Intrastate
        Pipelines, Inc.                              Intrastate pipelines in Louisiana and Texas.
--------------------------------------------------------------------------------------------------------------------------
      Minnesota Intrastate Pipeline Company          Intrastate pipeline in Minnesota.
--------------------------------------------------------------------------------------------------------------------------
                                                     The company's purpose is to fulfill legal obligations relating to
      National Furnace Company                       past sales of furnaces.
--------------------------------------------------------------------------------------------------------------------------



                                                    TYPE OF BUSINESS(1)
--------------------------------------------------------------------------
      NorAm Financing I                             Financing Co.
--------------------------------------------------------------------------
      NorAm Utility Services, Inc.                  Inactive
--------------------------------------------------------------------------
      CenterPoint Energy Funds Management, Inc.     Financing Co.
--------------------------------------------------------------------------
      United Gas, Inc.                              Inactive
--------------------------------------------------------------------------
                                                    International Holding
    CenterPoint Energy International, Inc.          Co.
--------------------------------------------------------------------------
      CenterPoint Energy International
        Holdings, LLC                               Inactive
--------------------------------------------------------------------------
        Reliant Energy El Salvador, S.A. de C.V.    Inactive
--------------------------------------------------------------------------
      CenterPoint Energy International II, Inc.     Inactive
--------------------------------------------------------------------------
        HIE Ford Heights, Inc.                      Inactive
--------------------------------------------------------------------------
        HIE Fulton, Inc.                            Inactive
--------------------------------------------------------------------------
      CenterPoint Energy International
        Services, Inc.                              Inactive
--------------------------------------------------------------------------
      CenterPoint Energy Light, Inc.                Inactive
--------------------------------------------------------------------------
      Reliant Energy Brasil, Ltda.                  Inactive
--------------------------------------------------------------------------
      Reliant Energy Brazil Ltd.                    Inactive
--------------------------------------------------------------------------
        HIE Brasil Rio Sul Ltda.                    Inactive
--------------------------------------------------------------------------
        Reliant Energy International
          Brasil Ltda.                              Inactive
--------------------------------------------------------------------------
      Reliant Energy Brazil Tiete Ltd.              Inactive
--------------------------------------------------------------------------
      Reliant Energy Colombia Ltda.                 Inactive
--------------------------------------------------------------------------
      Reliant Energy Outsource Ltd.                 Inactive
--------------------------------------------------------------------------
        Venus Generation El Salvador                Inactive
--------------------------------------------------------------------------
      Worldwide Electric Holdings B.V.              Inactive
--------------------------------------------------------------------------



                                                    NATURE OF BUSINESS (2)
-------------------------------------------------------------------------------------------------------------------------
                                                    Holds Jr. Debentures of CERC (intercompany) of $6 million and has issued Trust Preferred Securities ($0.3 million currently outstanding). Income impacts result from dividends on
                                                    Preferred Trust Securities and intercompany interest on Jr.
      NorAm Financing I                             Debentures.
-------------------------------------------------------------------------------------------------------------------------
                                                    Company has no current activity/operations. Previously
      NorAm Utility Services, Inc.                  provided line locating and related services
-------------------------------------------------------------------------------------------------------------------------
                                                    Maintains intercompany balances with the participating
      CenterPoint Energy Funds Management, Inc.     companies and charges interest on those balances monthly.
-------------------------------------------------------------------------------------------------------------------------
                                                    Formed to protect the name United Gas. Company has no
      United Gas, Inc.                              current activity/operations.
-------------------------------------------------------------------------------------------------------------------------
    CenterPoint Energy International, Inc.          Company has no current activity/operations.
-------------------------------------------------------------------------------------------------------------------------
      CenterPoint Energy International
        Holdings, LLC                               Company has no current activity/operations.
-------------------------------------------------------------------------------------------------------------------------
        Reliant Energy El Salvador, S.A. de C.V.    Company has no current activity/operations.
-------------------------------------------------------------------------------------------------------------------------
      CenterPoint Energy International II, Inc.     Company has no current activity/operations.
-------------------------------------------------------------------------------------------------------------------------
                                                    Company has no current activity/operations. Bankrupt EWG in
        HIE Ford Heights, Inc.                      Illinois.
-------------------------------------------------------------------------------------------------------------------------
                                                    Company has no current activity/operations. Bankrupt EWG in
        HIE Fulton, Inc.                            Illinois.
-------------------------------------------------------------------------------------------------------------------------
      CenterPoint Energy International
        Services, Inc.                              Company has no current activity/operations.
-------------------------------------------------------------------------------------------------------------------------
      CenterPoint Energy Light, Inc.                Company has no current activity/operations.
-------------------------------------------------------------------------------------------------------------------------
      Reliant Energy Brasil, Ltda.                  Company has no current activity/operations.
-------------------------------------------------------------------------------------------------------------------------
      Reliant Energy Brazil Ltd.                    Company has no current activity/operations.
-------------------------------------------------------------------------------------------------------------------------
        HIE Brasil Rio Sul Ltda.                    Company has no current activity/operations.
-------------------------------------------------------------------------------------------------------------------------
        Reliant Energy International
          Brasil Ltda.                              Company has no current activity/operations.
-------------------------------------------------------------------------------------------------------------------------
      Reliant Energy Brazil Tiete Ltd.              Company has no current activity/operations.
-------------------------------------------------------------------------------------------------------------------------
      Reliant Energy Colombia Ltda.                 Company has no current activity/operations.
-------------------------------------------------------------------------------------------------------------------------
      Reliant Energy Outsource Ltd.                 Company has no current activity/operations.
-------------------------------------------------------------------------------------------------------------------------
        Venus Generation El Salvador                Company has no current activity/operations.
-------------------------------------------------------------------------------------------------------------------------
      Worldwide Electric Holdings B.V.              Company has no current activity/operations.
-------------------------------------------------------------------------------------------------------------------------

                                                            EXHIBIT K-1 (Part 2)
                                                              FILE NO. 070-10299


                            CENTERPOINT ENERGY, INC.
                COMPANIES FORMED JANUARY 1, 2005 TO MAY 31, 2005

         During 2005, CenterPoint Energy formed one additional company that is not reflected on the summaries as of March 31, 2005 in Part 1 of this exhibit. Information on that company is as follows:

Name:                  CenterPoint Energy Offshore Management Services, LLC
Type of Business:      Non-utility Rule 58 company
Nature of Business:    Operations and maintenance services to offshore
                       production platforms.